U.S. SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549



                                       Form 8-K




                    Current Report Pursuant to Section 13 or 15(d) of
                                The Securities Act of 1934



         Date of Report                               December 31, 1996
                                            (Date of earliest event reported)




                                 TGC Industries, Inc.
                 (Exact name of registrant as specified in its charter)







        Texas                        0-14908                 74-2095844
   (State or other                 (Commission           (I.R.S. Employer
    jurisdiction                   File Number)         Identification No.)
  of incorporation)



        1304 Summit, Suite 2
        Plano, Texas                                             75074
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:          (972) 881-1099


Item 7.  Financial Statements and Exhibits.

        (c)    Exhibits

        27. Restated Financial Data Schedules for (a) Fiscal Year Ended December 31, 1996; (b) Quarter Ended March 31, 1997; (c) Quarter Ended June 30, 1997; and (d) Quarter Ended September 30, 1997.








Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  TGC INDUSTRIES, INC.


                                                        /s/ ROBERT J. CAMPBELL
March 31, 1998                                     By:      Robert J. Campbell,
                                                            Vice Chairman of the
                                                            Board
                                                            (Principal Executive
                                                             Officer)